Exhibit 4.2

PARATEK PHARMACEUTICALS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
COMMON STOCK COMMON STOCK
PP CUSIP 699374 30 2
is the owner of This Certifies that AUTHORIZED SIGNATURE TRANSFER AGENT AND REGISTRAR
(Brooklyn, NY) AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
BY: COUNTERSIGNED AND REGISTERED:
(the “Corporation”), a Delaware corporation. The shares represented by this Certificate are transferable only on the stock transfer books of the
Corporation by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Corporation’s transfer agent and registrar.
IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.
PARATEK PHARMACEUTICALS, INC.
FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001 PER SHARE OF
SECRETARY CHAIRMAN AND CHIEF EXECUTIVE OFFICER
Dated:
SECRETARY
PARATEK PHARMACEUTICALS, INC
Jan. 8, 2002
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

PARATEK PHARMACEUTICALS, INC.
A statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of
Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.
The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM TEN ENTJT TEN UNIF GIFT MIN ACT — Custodian (Cust) (Minor) under Uniform Gifts to Minors
Act (State) Additional abbreviations may also be used though not in the above list.
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises. of the capital stock represented by the within Certificate, and dohereby irrevocably constitute and appoint shares Attorney
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. NOTICE: SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. For value received, hereby sell, assign and transfer unto
—as tenants in common
—as tenants by the entireties
—as joint tenants with right of
survivorship and not as tenants
in common
Dated:
This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Tax Benefit Preservation Plan between Paratek
Pharmaceuticals, Inc. (f/k/a Transcept Pharmaceuticals, Inc.) (the “Company”) and American Stock Transfer & Trust Company, LLC, as Rights
Agent, dated as of September 13, 2013 as the same may be amended from time to time (the “Plan”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Plan, such Rights (as defined in the Plan) will be evidenced by separate certificates and will no longer be evidenced by this certificate.
The Company will mail to the holder of this certificate a copy of the Plan without charge after receipt of a written request therefor. As described in the Plan, Rights which are owned by, transferred to or have been owned by Acquiring Persons (as defined in the Plan) or any
Affiliate or Associate (as defined in the Plan) of any Acquiring Person shall become null and void and will no longer be transferable.